UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

November 8, 2017

Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	001-34998	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4699 Old Ironsides Drive, Suite 300 Santa Clara, California 95054
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K regarding the amendment to the Asset Purchase Agreement (as defined below) is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 31, 2017, Uni-Pixel, Inc., a Delaware corporation (the “Company”), and its wholly-owned subsidiary, Uni-Pixel Displays, Inc., a Texas Corporation (“Displays”, and, together with the Company, the “Debtors”), filed a voluntary petition for reorganization (the “Chapter 11 Case”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United Stated Bankruptcy Court for the Northern District of California – San Jose Division (the “Court”). Debtors continue to operate their business as “debtor-in-possession” under the jurisdiction of the Court, under Cases No. 17-52100 and 17-52101, respectively, in accordance with the applicable provisions of the Bankruptcy Code and order of the Court.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 3, 2017 (the “October 3 Form 8-K”), the Debtors on September 29, 2017 entered into a “stalking horse” asset purchase agreement (the “Asset Purchase Agreement”) with Future Tech Capital, LLC, a California limited liability company (the “Purchaser”). On November 8, the Debtors and the Purchaser entered into Amendment No. 1 to the Asset Purchase Agreement, which made the following material amendments to the previously disclosed Asset Purchase Agreement:

(a) The assets being sold to the Purchaser carved out all intellectual property and other intangible property pertaining to the Debtors’ Diamond Guard assets, but otherwise provided for the sale of certain of the Debtors machinery, equipment, tangible and intangible personal property (the “Assets”). The Assets as described in the October 3rd Form 8-K otherwise did not change.

(b) The Debtors agreed to grant the Purchaser an irrevocable, perpetual, non-royalty bearing, fully-paid up, non-exclusive, transferable and assignable worldwide license to the Diamond Guard intellectual property and intangible property carved out from the Assets being sold to the Purchaser (the “License Grant”). The Purchaser also has the right to sublicense this Diamond Guard intellectual property and intangible property, with the consent of the Debtors not to be unreasonably withheld, to any person provided that the sublicense is non-exclusive and the license fees are allocated 75% to the Debtors and 25% to the Purchaser.

(c) The purchase price for the purchased Assets and the License Grant is $1,500,000. In addition, the Purchaser will exercise the right to purchase this Diamond Guard intellectual property and intangible property for $1.00 as a result of a restructuring plan proposed by ESW Capital, LLC (“ESW”) as discussed below not proceeding.

On November 8, 2017, the Court entered an order approving the sale to the Purchaser of the Assets free and clear of all liens, claims, encumbrances and interests, pursuant to the terms of the Asset Purchase Agreement, as amended by Amendment No. 1. The sale of the Assets is expected to close on or about November 15, 2017. In addition, the Court’s order also provided that upon receipt of funds from the Purchaser, the payment to the Debtors’ secured lender, Western Alliance Bank, of the sum of $675,000 in full and final satisfaction of all amounts owed by the Debtors to Western Alliance Bank. Although the sale of the Assets had not yet closed, the Purchaser advanced payment of this sum which was then paid to Western Alliance Bank on November 10, 2017.

In addition, the Court’s November 8, 2017 order also approved a bid proposed by ESW to provide capital for a restructuring of the Debtors to be effectuated through a Chapter 11 plan of reorganization that would be sponsored by ESW, but on November 13, 2017, ESW informed the Debtors that it would not be proceeding with this bid and proposed restructuring plan. As a result, the Purchaser has the right to purchase the Diamond Guard intellectual property and intangible property for $1.00 as provided for in Amendment No. 1 to the Asset Purchase Agreement.

On November 8, 2017, the Court also authorized the payment of $80,000 from the Purchaser to the Debtors’ lessor, Microchip Technology, Inc. (“Microchip”). In addition, had ESW not withdrawn from proceeding with its proposed restructuring plan, it would have sought entry of an order from the Court approving a debtor-in-possession financing facility which ESW would have provided. If that had occurred, then the Court’s November 8, 2017 order would have provided that within three business days of entry of such order that ESW would fund $160,000 to be immediately paid to Microchip. That payment will now not occur because ESW is not seeking entry of this order. As a result, that payment will also be made by the Purchaser. Pursuant to the Court’s November 8th order, Microchip has waived and is forever barred from asserting any administrative rent expense claim against the Debtors and releases the Debtors for pre-petition environmental contamination relating to the Debtors’ facility in Colorado Springs leased by the Debtors from Microchip.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements regarding the Company, including with regard to the Asset Purchase Agreement, its closing and various payments to be made. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, including those risks detailed under the caption “Risk Factors” and elsewhere in the Company’s SEC filings and reports. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Form 8-K as a result of new information, future events or changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2017	By:	/s/ Christine Russell
Christine Russell, Principal Financial and Accounting Officer